                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                    November 13, 2007

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On November 13, 2007, Hancock Holding Company
issued a press release announcing quarterly dividend.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated November 13, 2007, headed "Hancock Holding
                             Company announces quarterly dividend"

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 14, 2007

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                                  For More Information Contact
November 13, 2007                                                      Carl J. Chaney, Chief Executive Officer
                                                                       John M. Hairston, Chief Executive Officer
                                                                       Michael Achary, Chief Financial Officer
                                                                       Paul Guichet, VP, Investor Relations
                                                                       800.522.6542 or 228.563.6559

                            Hancock Holding Company announces quarterly dividend

     GULFPORT,  MS (November 13, 2007) - Hancock  Holding  Company  (NASDAQ:  HBHC) today announced that the company's  board of directors  approved a regular  fourth  quarter 2007 common stock cash  dividend of $0.24 per share.

     Approved  during the  November  meeting of the  company's  board of  directors,  the regular  quarterly common stock cash dividend is payable December 17, 2007, to shareholders of record as of December 5, 2007.

     Hancock  Holding  Company -- parent  company of Hancock  Bank of  Alabama,  Hancock  Bank  Mississippi,
Hancock  Bank of Florida,  and  Hancock  Bank of  Louisiana  -- has assets of more than $5.9  billion.  Bank subsidiaries  include Hancock  Investment  Services,  Inc.,  Hancock Insurance Agency,  and Harrison Finance
Company.  Additionally,  the company  operates  corporate trust offices in Gulfport,  MS,  Jackson,  MS, New
Orleans,  LA, and Baton Rouge, LA. Hancock's trust  department,  a division of the wealth  management group, has assets of $7.7  billion,  with assets  under  management  of $2.6  billion,  as of  September  30, 2007.
Founded October 10, 1899,  Hancock Bank is the only financial  services  company  headquartered  in the Gulf
South to rate among the top 20 percent of America's top  performing  banks.  Hancock  consistently  ranks as
one  of  the  country's  strongest,  safest  financial  institutions,   according  to  Veribanc,  Inc.,  and
BauerFinancial  Services,  Inc.  Thomson  Financial  also  recently  listed  Hancock  as the  ninth  largest corporate  trustee  bank in the U.S.  More  corporate  information  and  online  banking  are  available  at
www.hancockbank.com.

     Investors  can access  additional  corporate  information  or on-line  banking and bill pay services at
www.hancockbank.com.

"SAFE HARBOR"  STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the
Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations  to provide  information about  companies'  anticipated  future  financial  performance.  This act  provides  a safe  harbor for such disclosure,  which protects the companies from  unwarranted  litigation if actual results are different from management  expectations.  This  release  contains  forward-looking  statements  and  reflects  management's current views and estimates of future economic  circumstances,  industry  conditions,  Company  performance,
and  financial  results.  These  forward-looking   statements  are  subject  to  a  number  of  factors  and
uncertainties  which could cause the Company's  actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

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